                        ANNUAL REPORT SEPTEMBER 30, 1998

                                  OPPENHEIMER

                                 INTERNATIONAL
                                   BOND FUND

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

10 Fund Performance

15 Financial
   Statements

38 Independent
   Auditors' Report

39 Federal
   Income Tax
   Information

40 Officers and
   Trustees

44 Information and
   Services



REPORT HIGHLIGHTS
-------------------------------------------------------------------------------


- AS THE ASIAN CRISIS SPREAD TO RUSSIA and other emerging markets, many fixed income investors shifted their investments away from emerging-market debt.

- WITH VERY LIMITED EXPOSURE TO ASIA when the crisis began, we now see opportunities to selectively invest in the region.

- IN OUR VIEW, DUE TO ITS STRONG GROWTH PROSPECTS from the impending monetary union, Europe may soon become a preferred region for foreign bonds.

AVG ANNUAL TOTAL RETURNS
For the 1-Year Period
Ended 9/30/98

CLASS A

Without        With
Sales Chg.(1)  Sales Chg.(2)
------------------------------
-12.50%        -16.65%
------------------------------

CLASS B

Without        With
Sales Chg.(1)  Sales Chg.(2)
------------------------------
-13.16%        -17.08%
------------------------------

CLASS C

Without        With
Sales Chg.(1)  Sales Chg.(2)
------------------------------
-13.16%        -13.94%
------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to a 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.





                     2  Oppenheimer International Bond Fund

[PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer
International Bond Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
International Bond Fund

DEAR SHAREHOLDER,
-------------------------------------------------------------------------------


The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since late summer, amid heightened global concern, stocks declined sharply. Yet, despite continued economic concerns worldwide, the bond market appeared ready to benefit.

   Why have the stock and bond markets responded differently? The financial crises in Asia and Russia have weakened the earnings of some large U.S. corporations and have contributed to a slowdown in U.S. economic growth. Although this slowing economic growth has negatively impacted stocks, it created a positive environment for bonds. That's because slowing economic growth generally means fewer inflationary pressures and, as we've recently seen, interest rates also tend to decline.

   What should you do during this period of relative uncertainty? If you have well-defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

   As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,


/s/ JAMES C. SWAIN         /s/ BRIDGET A. MACASKILL

James C. Swain             Bridget A. Macaskill
October 21, 1998





                     3  Oppenheimer International Bond Fund

"THE FUND IS DIFFERENT... IN THAT IT INVESTS IN BOTH DEVELOPED MARKETS AND EMERGING MARKETS."

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

Oppenheimer International Bond Fund experienced the ill effects of instability in the currencies of the emerging markets during the fiscal year that ended September 30, 1998. We attribute the Fund's weak performance to the effects of currency devaluations in Asian countries that worsened when Russia devalued the ruble. The net result of these devaluations was that the fixed income environment was extremely volatile over this period.

HOW DID THE ASIAN CURRENCY CRISIS AFFECT THE FUND'S INVESTMENTS?

The crisis really had two stages, the first of which began with the Asian currency devaluations in the fourth quarter of 1997, while the second stage emerged with the Russian devaluation in August of 1998. As a developing region, Asia had prospered for years. However in recent decades, many local businesses began investing in speculative real estate ventures, incurring massive debts as a result. As the investments failed and those Asian companies were unable to repay their obligations, economic growth in the region slowed. Toward the end of 1997, several countries, including Thailand, Indonesia, Malaysia and the Philippines, were then forced to devalue their currencies to spur sales of exports and stimulate their economies.





                     4  Oppenheimer International Bond Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Art Steinmetz
David Negri
Ashwin Vasan (Portfolio
Manager)


We avoided the Asian leg of the crisis since the Fund had very limited exposure to Asia at the time the crisis erupted. Although not directly impacted by Asia, the value of the Fund's investments in Latin America, Eastern Europe, Australia, New Zealand and other emerging markets declined as a result of the spreading influence of Asia's troubles. The Russian currency devaluation further contributed to volatility in the world's financial markets. That devaluation was the first the Fund was directly caught in, and its investments there, though minor, declined in value as well.

WHAT STRATEGIES HAVE YOU USED TO TAKE ADVANTAGE OF OPPORTUNITIES IN FOREIGN
BONDS?

We are starting to see signs that Asia may be preparing to begin the long process leading to its recovery. Consequently, we have been carefully building a portfolio from a number of attractive opportunities we have discovered there. We have also progressively reduced the Fund's exposure in certain other emerging markets, such as Latin America, that fared significantly better than Asia early in the period. We used those proceeds to gradually increase our investments in Europe. We expect that the Euro will appreciate against the U.S. dollar as European economies are strengthened by the impending monetary union.





                     5  Oppenheimer International Bond Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 9/30/98(1)

CLASS A
             Since
1-year       Inception
------------------------
-16.65%      4.59%
------------------------

CLASS B
             Since
1-year       Inception
------------------------
-17.08%      4.59%
------------------------

CLASS C
             Since
1-year       Inception
------------------------
-13.94%      5.30%
------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

In general, over the last six months, we invested in the four regions that make up our emerging market universe: Asia; Eastern Europe; Latin America and the Middle East/North Africa. Within developed markets, we invested in three regions: Europe; Japan and the dollar-bloc currency markets of Canada, New Zealand and Australia. As of the close of the reporting period, we had allocated about 40% of the Fund's portfolio to developed countries, 50% to emerging markets and 10% to cash equivalents.(2)

WHAT ARE THE BENEFITS OF INVESTING WITH THE FUND IN THE CURRENT MARKET ENVIRONMENT?

As Asia and Russia demonstrated, the world's financial markets can become very volatile seemingly overnight. What can help balance an investment portfolio is diversifying across many currencies and countries. This increases the chances that all of a portfolio's holdings will not decline in a turbulent market. Oppenheimer International Bond Fund is a diversified fund. At any given time, the Fund may contain bonds from dozens of countries, but of course, that number can change. It's also different from most other international bond funds in that it invests in both developed markets such as Germany and Sweden, as well as emerging markets such as Mexico and Poland.





                     6  Oppenheimer International Bond Fund

By balancing the relative stability of developed markets with the above-average growth of potential emerging markets, we strive to provide broad diversification that offers the opportunity for attractive returns with less risk.

WHAT IS YOUR OUTLOOK FOR THESE MARKETS OVER THE COMING YEAR?

We are cautiously optimistic regarding the international bond markets in the coming year. Clearly, this has been a difficult 12 months. Since the Asian crisis began, there has been less money available overall to finance governments around the world. Consequently, we believe we'll see a slower-growth period ahead with much less volatility. In our view, this should enable the international fixed income markets to return to more normal conditions.

   Until then, we will continue to be more selective about our investments within the emerging markets. For example, we've been seeking out countries with fiscal discipline, balanced budgets or even surpluses.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund has an inception date (all classes) of 6/15/95. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

2. The Fund's portfolio is subject to change.





                     7  Oppenheimer International Bond Fund

STANDARDIZED YIELDS
For the 30 Days Ended 9/30/98(3)
--------------------------------
CLASS A          12.90%
--------------------------------
CLASS B          12.83
--------------------------------
CLASS C          12.80
--------------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

Countries that we believe meet these criteria include Peru, South Korea, Bulgaria, and the Ivory Coast. Accordingly, we are adding to our holdings in these countries.

   Within the developed markets, we believe Europe may soon become a preferred region for foreign bonds. Monetary union will result in a stronger European currency, versus the U.S. dollar, so that eventually the Fund's European holdings should appreciate. Elsewhere, we expect the dollar will be stronger versus the Japanese yen and probably stronger versus the Canadian and Australian dollars, as these are commodity currencies that are cyclical in nature. In other words, the value of these currencies may decrease when growth slows.

   As for Japan, we remain cautious about investing there. Japan needs to put in place credible measures that will convince the financial markets it is serious about addressing its banking problems. We don't expect the situation to turn around tomorrow, but we believe Japan does have the resources to stage a long-term recovery.





                     8  Oppenheimer International Bond Fund

REGIONAL ALLOCATION(4)

[PIE CHART]

- Developed Europe       24.6%

- United States/
  Canada                 19.3

- Asia, excl. Japan      17.5

- Middle East/
  Africa                 14.8

- Latin America          13.9

- Emerging Europe         9.5

- Supranational           0.4

   Whatever the international fixed income markets hold in store for the future, we will continue to provide a broadly diversified portfolio of international bonds that offers the opportunity for high income and growth with less risk.(5) It's what makes Oppenheimer International Bond Fund part of The Right Way to Invest.


 10 LARGEST COUNTRY HOLDINGS(4)
---------------------------------------------------------
 United States                                      17.1%
---------------------------------------------------------
 Spain                                               6.9
---------------------------------------------------------
 Argentina                                           6.6
---------------------------------------------------------
 Turkey                                              6.1
---------------------------------------------------------
 Italy                                               5.8
---------------------------------------------------------
 South Korea                                         5.8
---------------------------------------------------------
 Ivory Coast                                         4.5
---------------------------------------------------------
 Algeria                                             4.0
---------------------------------------------------------
 Jordan                                              3.0
---------------------------------------------------------
 Norway                                              2.8
---------------------------------------------------------

3. Standardized yield is based on net investment income for the 30-day period ended 9/30/98. Falling share prices will tend to artificially raise yields.

4. Portfolio is subject to change. Percentages are as of September 30, 1998, and are based on total market value of investments.

5. Investing in foreign bonds entails higher expenses and risks, such as foreign currency fluctuations. Investing in junk bonds carries a greater risk of default.





                     9  Oppenheimer International Bond Fund

FUND PERFORMANCE
-------------------------------------------------------------------------------


HOW HAS THE FUND PERFORMED? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1998, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.

   - MANAGEMENT'S DISCUSSION OF PERFORMANCE During the Fund's fiscal year that ended September 30, 1998, Oppenheimer International Bond Fund's weak performance was primarily attributed to the spreading effect of the Asian economic crisis. Though the Fund had very limited exposure to Asia at the beginning of the crisis, the Fund's investments in Latin America, Eastern Europe, Australia, New Zealand, Russia and other emerging markets were negatively affected by Asia's troubles. Russia's currency devaluation toward the end of the Fund's fiscal year further contributed to the volatility of global financial markets.

   The Fund continued to follow a strategy of holding a diversified portfolio of foreign bonds that provide the potential for high income and growth. The Fund also selectively began to increase its exposure to Asia and other emerging market countries. In the developed markets, the Fund increased its holdings in Europe where strong growth is expected. The Fund's portfolio holdings, allocations and strategies are subject to change.

   - COMPARING THE FUND'S PERFORMANCE TO THE MARKET The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund from the inception date of June 15, 1995, held until September 30, 1998. Performance is measured over a one-year period and the life of the class. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 3% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares.





                    10  Oppenheimer International Bond Fund

   The performance of each class of the Fund's shares is compared to two indices because the Fund invests in debt securities issued by governments in both developed countries and emerging market countries and in debt securities issued by companies located in those countries. In the Manager's view, no one index adequately combines both types of investments.

   Performance is compared to the Salomon Brothers Non-U.S. Dollar World Government Bond Index, a subset of the Salomon Brothers World Government Bond Index. The Salomon Brothers Non-U.S. Dollar World Government Bond Index is a market capitalization weighted benchmark that tracks the performance of 13 government bond markets including Australia, Canada, Japan and 10 European countries. Thus, the Salomon Brothers Non-U.S. Dollar World Government Bond Index does not reflect the performance of the fixed income markets in either the United States or in any emerging market countries. In addition, it is comprised of only government bonds and does not reflect the performance of corporate bonds.

   Performance is also compared to the performance of the Salomon Brothers Brady Bond Index, which provides a total return benchmark for emerging market country bonds. It is designed to allow direct comparison of the developing country debt market with other markets. A Brady Bond is a bond that is exchanged for debt or new money under the debt-restructuring program initiated in 1990 by the U.S. Department of the Treasury.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices.





                    11  Oppenheimer International Bond Fund

FUND PERFORMANCE
-------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Bond Fund (Class A), Salomon Brothers Non-U.S. Dollar World Government Bond Index and Salomon Brothers Brady Bond Index.

                        Salomon
        Oppenheimer     Brothers
        International   Non-U.S. Dollar
        Bond Fund       World Goverment  Salomon Brothers
        Class A         Bond Index       Bond Index
6.15.95    9525          10000            10000
9.30.95   10014           9806            10906
9.30.96   11898          10200            15007
9.30.97   13247          10113            19143
9.30.98   11591          11160            16056


AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 9/30/98(1)
1 YEAR -16.65%           LIFE 4.59%

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Bond Fund (Class B), Salomon Brothers Non-U.S. Dollar World Government Bond Index and Salomon Brothers Brady Bond Index.



                        Salomon
        Oppenheimer     Brothers
        International   Non-U.S. Dollar
        Bond Fund       World Goverment  Salomon Brothers
        Class B         Bond Index       Bond Index
6.15.95    10000         10000            10000
9.30.95    10492          9806            10906
9.30.96    12350         10200            15007
9.30.97    13649         10113            19143
9.30.98    11593         11160            16056



AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 9/30/98(2)
1 YEAR -17.08%           LIFE 4.59%





                    12  Oppenheimer International Bond Fund

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Bond Fund (Class C), Salomon Brothers Non-U.S. Dollar World Government Bond Index and Salomon Brothers Brady Bond Index.


                        Salomon
        Oppenheimer     Brothers
        International   Non-U.S. Dollar
        Bond Fund       World Goverment  Salomon Brothers
        Class C         Bond Index       Bond Index
6.15.95    10000          10000           10000
9.30.95    10473           9806           10906
9.30.96    12350          10200           15007
9.30.97    13649          10113           19143
9.30.98    11853          11160           16056



AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 9/30/98(3)
1 YEAR -13.94%           LIFE 5.30%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for both indices in each graph begins on 5/31/95.

1. The inception date of the Fund's Class A shares was 6/15/95. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 6/15/95. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 6/15/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Past performance is not predictive of future performance.





                    13  Oppenheimer International Bond Fund

FINANCIALS
-------------------------------------------------------------------------------





                    14  Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS  September 30, 1998

                                                                                               FACE         MARKET VALUE
                                                                                               AMOUNT(1)    SEE NOTE 1
========================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--56.6%
------------------------------------------------------------------------------------------------------------------------
ARGENTINA--4.2%
Argentina (Republic of):
Bonds, Bonos de Consolidacion de Deudas, Series I, 2.974%, 4/1/07(2) (ARP)                      8,915,676    $ 5,117,623
Nts., 9.15%, 11/30/02(2) (9)                                                                    4,060,000      3,582,950
------------------------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional (Argentina)
Medium-Term Nts., 10.625%, 8/7/06                                                                 600,000        522,000
------------------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds, Series PBA1, 2.974%, 4/1/07(2) (ARP)                          2,125,041      1,061,586
                                                                                                             -----------
                                                                                                              10,284,159

------------------------------------------------------------------------------------------------------------------------
BRAZIL--1.6%
Banco Nac de Desen Econo Bonds, 10.30%, 6/16/08(2) (4)                                          2,820,000      1,952,850
------------------------------------------------------------------------------------------------------------------------
Banco Nac de Desen Econo Nts., 10.80%, 6/16/08(2)                                               2,730,000      1,890,525
                                                                                                             -----------
                                                                                                               3,843,375

------------------------------------------------------------------------------------------------------------------------
BULGARIA--1.5%
Bulgaria (Republic of):
Disc. Bonds, Tranche A, 6.688%, 7/28/24(2)                                                        660,000        424,875
Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 2.50%, 7/28/12(5)                                                                    6,850,000      3,296,563
                                                                                                             -----------
                                                                                                               3,721,438

------------------------------------------------------------------------------------------------------------------------
CANADA--1.2%
Canada (Government of) Bonds, 10.25%, 12/1/98(CAD)                                              4,360,000      2,881,142
------------------------------------------------------------------------------------------------------------------------
COSTA RICA--0.1%
Banco Central Costa Rica Interest Claim Bonds, Series A,
6.568%, 5/21/05(2)                                                                                132,525        129,212
------------------------------------------------------------------------------------------------------------------------
Banco Central of Costa Rica Interest Claim Bonds, Series B,
6.568%, 5/21/05(2)                                                                                 71,575         69,697
                                                                                                             -----------
                                                                                                                 198,909

------------------------------------------------------------------------------------------------------------------------
CROATIA--0.5%
Croatia (Government of) Bonds, Series B, 6.563%, 7/31/06(2)                                     1,755,271      1,215,525
------------------------------------------------------------------------------------------------------------------------
DENMARK--2.2%
Denmark (Kingdom of) Bonds:
7%, 12/15/04(DKK)                                                                              16,580,000      2,955,176
8%, 5/15/03(DKK)                                                                               13,720,000      2,479,312
                                                                                                             -----------
                                                                                                               5,434,488

------------------------------------------------------------------------------------------------------------------------
FRANCE--1.2%
France (Government of) Bonds, Obligations Assimilables du Tresor
Coupon Strip, Series OC08, Zero Coupon, 4.83%, 10/25/08(6) (FRF)                               25,060,000      2,976,165





                    15  Oppenheimer International Bond Fund

                                                                                            FACE            MARKET VALUE
                                                                                            AMOUNT(1)       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
GERMANY--2.6%
Germany (Republic of):
Bonds, 6.25%, 4/26/06(DEM)                                                                      5,755,000   $  3,951,205
Nts., Series 96, 3.50%, 12/18/98(DEM)                                                           4,000,000      2,393,269
                                                                                                            ------------
                                                                                                               6,344,474

------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--2.4%
United Kingdom Treasury Bonds, 6.75%, 11/26/04(GBP)                                             3,160,000      5,851,745
------------------------------------------------------------------------------------------------------------------------
INDONESIA--1.0%
Perusahaan Listr, 17%, 8/21/01(7) (IDR)                                                     2,000,000,000        105,140
------------------------------------------------------------------------------------------------------------------------
PT Bank Negara Indonesia Sr. Nts., 7.625%, 2/15/07(8)                                           5,653,000      2,331,863
------------------------------------------------------------------------------------------------------------------------
PT Hutama Karya Promissory Nts., Zero Coupon, 4/9/99(7) (11) (IDR)                          5,000,000,000        116,822
                                                                                                            ------------
                                                                                                               2,553,825

------------------------------------------------------------------------------------------------------------------------
ITALY--5.7%
Italy (Republic of) Treasury Bonds, Buoni del
Tesoro Poliennali, 8.50%, 1/1/04(ITL)                                                      19,000,000,000     13,880,480
------------------------------------------------------------------------------------------------------------------------
IVORY COAST--4.4%
Ivory Coast (Government of) Past Due Interest Bonds:
2%, 3/29/18(5)                                                                                  7,000,000      1,487,500
2%, 3/29/18(2) (4)                                                                             16,865,000      4,595,713
Series 20 yr., 2%, 3/29/18(5)                                                                   3,960,000      1,079,100
Series F, 1.90%, 3/29/18(5) (FRF)                                                              84,920,000      3,598,433
                                                                                                            ------------
                                                                                                              10,760,746

------------------------------------------------------------------------------------------------------------------------
JORDAN--3.0%
Hashemite (Kingdom of Jordan):
Bonds, Series DEF,  5%, 12/23/23(5)                                                             8,190,000      4,279,275
Disc. Bonds, 6.563%, 12/23/23(2)                                                                5,250,000      2,953,125
                                                                                                            ------------
                                                                                                               7,232,400

------------------------------------------------------------------------------------------------------------------------
KOREA, REPUBLIC OF (SOUTH)--4.1%
Export-Import Bank of Korea Unsec. Unsub. Bonds, 7.125%, 9/20/01                                3,600,000      2,799,000
------------------------------------------------------------------------------------------------------------------------
Industrial Bank of Korea Unsec. Unsub. Nts.,
Series 1BR, 2.80%, 7/5/01(7) (JPY)                                                            446,900,000      2,520,051
------------------------------------------------------------------------------------------------------------------------
Korea (Republic of) Nts.:
8.031%, 4/7/99(2) (7)                                                                           1,000,000        944,375
8.281%, 4/8/00(2) (7)                                                                           2,920,000      2,580,550
------------------------------------------------------------------------------------------------------------------------
Korea Electric Power Nts., 7%, 10/1/02(9)                                                       1,520,000      1,202,954
                                                                                                            ------------
                                                                                                              10,046,930

------------------------------------------------------------------------------------------------------------------------
MEXICO--1.1%
Mexican Williams Bonds, 6.25%, 11/15/08(2) (7)                                                    500,000        410,000
------------------------------------------------------------------------------------------------------------------------
Petroleos Mexicanos Debs., 14.50%, 3/31/06(GBP)                                                 1,280,000      2,349,255
                                                                                                            ------------
                                                                                                               2,759,255





                    16  Oppenheimer International Bond Fund

                                                                                        FACE                MARKET VALUE
                                                                                        AMOUNT(1)           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--1.1%
New Zealand (Government of) Bonds, 10%, 3/15/02(NZD)                                            4,920,000   $  2,795,716
------------------------------------------------------------------------------------------------------------------------
NIGERIA--1.8%
Central Bank of Nigeria Gtd. Bonds, Series WW, 6.25%, 11/15/20                                  4,000,000      2,290,000
------------------------------------------------------------------------------------------------------------------------
Nigeria (Federal Republic of) Promissory Nts., Series RC,
5.092%, 1/5/10                                                                                  3,839,768      2,038,579
                                                                                                            ------------
                                                                                                               4,328,579

------------------------------------------------------------------------------------------------------------------------
NORWAY--2.7%
Norway (Government of) Bonds, 9.50%, 10/31/02(NOK)                                             43,710,000      6,715,434
------------------------------------------------------------------------------------------------------------------------
PERU--2.3%
Peru (Republic of):
Front-Loaded Interest Reduction Bonds, 3.25%, 3/7/17(2)                                         2,630,000      1,190,075
Sr. Nts., Zero Coupon, 4.53%, 2/28/16(6)                                                       11,801,797      4,524,809
                                                                                                            ------------
                                                                                                               5,714,884

------------------------------------------------------------------------------------------------------------------------
PHILIPPINES--0.5%
Philippines (Republic of) Debs., 6.563%, 12/1/09(2)                                             1,858,400      1,305,526
------------------------------------------------------------------------------------------------------------------------
POLAND--0.5%
Poland (Republic of) Treasury Bills, Series 26, Zero Coupon,
12.64%, 2/10/99(6) (PLZ)                                                                        4,400,000      1,162,981
------------------------------------------------------------------------------------------------------------------------
RUSSIA--0.4%
City of St. Petersburg Unsec. Nts., 9.50%, 6/18/02                                              1,700,000        340,000
------------------------------------------------------------------------------------------------------------------------
Russia (Government of) Unsec. Unsub. Bonds, 8.75%, 10/3/02(7)                                   3,570,000        714,000
                                                                                                            ------------
                                                                                                               1,054,000

------------------------------------------------------------------------------------------------------------------------
SPAIN--6.7%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
6%, 1/31/29(ESP)                                                                              953,260,000      7,263,603
6.75%, 4/15/00(ESP)                                                                           480,600,000      3,542,718
10%, 2/28/05(ESP)                                                                             604,550,000      5,669,105
                                                                                                            ------------
                                                                                                              16,475,426

------------------------------------------------------------------------------------------------------------------------
TURKEY--3.1%
Turkey (Republic of) Treasury Bills, Zero Coupon:
78.52%, 2/3/99(6) (TRL)                                                                 1,065,760,000,000      2,823,266
79.74%, 1/27/99(6) (TRL)                                                                1,044,300,000,000      3,068,338
83.91%, 11/4/98(6) (TRL)                                                                  497,400,000,000      1,628,189
                                                                                                            ------------
                                                                                                               7,519,793

------------------------------------------------------------------------------------------------------------------------
VIETNAM--0.7%
Vietnam (Government of) Bonds, 3%, 3/12/28(2)                                                   7,095,000      1,720,538
                                                                                                            ------------
Total Foreign Government Obligations (Cost $156,255,093)                                                     138,777,933





                    17  Oppenheimer International Bond Fund

                                                                                            FACE             MARKET VALUE
                                                                                            AMOUNT(1)        SEE NOTE 1
========================================================================================================================
LOAN PARTICIPATIONS--5.2%
------------------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation Nts.:
Tranche 1, 6.375%, 9/4/06(2)                                                                 $  8,634,363    $ 4,101,323
Tranche A, 1.438%, 9/4/06(2) (JPY)                                                             56,945,454        156,386
Tranche A, 2.125%, 3/4/00(2) (JPY)                                                             28,472,727        140,748
Tranche A, 7.188%, 3/4/00(2)                                                                    3,865,181      2,850,572
------------------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Unrestructured Nts., 6.615%, 1/22/01(7) (JPY)                           476,833,318      2,374,563
------------------------------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.,
Tranche A, 6.50%, 10/16/00(2) (7)                                                                  89,999         81,675
------------------------------------------------------------------------------------------------------------------------
Trinidad & Tobago Loan Participation Agreement:
Tranche A, 1.807%, 9/30/00(2) (7) (JPY)                                                       116,909,091        697,773
Tranche B, 1.807%, 9/30/00(2) (7) (JPY)                                                       389,658,566      2,325,681
                                                                                                              ----------
Total Loan Participations (Cost $17,023,742)                                                                  12,728,721


========================================================================================================================
CORPORATE BONDS AND NOTES--8.2%
------------------------------------------------------------------------------------------------------------------------
Bakrie Investindo, Zero Coupon Promissory Nts.:
3/16/99(7) (11) (IDR)                                                                       5,990,000,000        139,953
7/10/98(7) (11) (IDR)                                                                       2,000,000,000         46,729
------------------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc.,
0%/9.50% Bonds, 4/1/05(3) (9) (10) (XEU)                                                        1,340,000      1,143,964
------------------------------------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(7)                                          890,000        609,650
------------------------------------------------------------------------------------------------------------------------
European Bank Reconstruction & Development, Zero Coupon
Sr. Unsub. Nts., Series EMTN, 13.59%, 12/31/18(6) (ZAR)                                        96,550,000        903,101
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.875% Sr. Unsec. Nts., 6/7/02(GBP)                            3,250,000      5,685,299
------------------------------------------------------------------------------------------------------------------------
Industrial Finance Corp. (Thailand), 6.875% Sr. Nts., 4/1/03(4)                                 1,940,000      1,411,752
------------------------------------------------------------------------------------------------------------------------
Internacional de Ceramica SA:
9.75% Unsec. Unsub. Nts., 8/1/02(3) (4) (9)                                                       700,000        469,000
9.75% Unsec. Unsub. Nts., 8/1/02                                                                  750,000        502,500
------------------------------------------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12% Bonds, 2/15/02(7) (8)                                             250,000        163,125
------------------------------------------------------------------------------------------------------------------------
Netia Holdings BV, 0%/11% Sr. Disc. Nts., 11/1/07(10) (DEM)                                     1,300,000        351,960
------------------------------------------------------------------------------------------------------------------------
NTL, Inc., 9.50% Sr. Unsub. Nts., Series REGS, 4/1/08(GBP)                                        580,000        813,164
------------------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(4) (11)                             365,000         20,075
------------------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa:
Zero Coupon Nts., Series 2, 7/15/98(7) (11) (IDR)                                           4,107,500,000         38,388
Zero Coupon Promissory Nts., 7/28/98(7) (11)                                                    1,000,000        100,000
Zero Coupon Promissory Nts., 7/14/98(7) (11)                                                      500,000         50,000
Zero Coupon Promissory Nts., 3/16/99(7) (11) (IDR)                                          3,000,000,000         28,037
Zero Coupon Promissory Nts., 7/10/98(7) (11) (IDR)                                          2,000,000,000         18,692
------------------------------------------------------------------------------------------------------------------------
Reliance Industries Ltd., 10.50% Bonds, 8/6/46(4)                                               1,937,000      1,488,978
------------------------------------------------------------------------------------------------------------------------
Shaw Communications, Inc., 8.54% Debs., 9/30/27(9) CAD                                          2,000,000      1,342,281
------------------------------------------------------------------------------------------------------------------------
Snap Ltd., 11.50% Sec. Bonds, 1/29/09(DEM)                                                      7,562,499      3,665,067
------------------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(7) (9)                                     70,000         82,558
------------------------------------------------------------------------------------------------------------------------
Trizec Hahn Corp., 7.45% Sr. Unsec. Debs., 6/1/04(CAD)                                          1,600,000      1,038,226
                                                                                                              ----------
Total Corporate Bonds and Notes (Cost $27,627,274)                                                            20,112,499





                    18  Oppenheimer International Bond Fund

                                                                                                            MARKET VALUE
                                                                                            SHARES          SEE NOTE 1
========================================================================================================================
COMMON STOCKS--0.0%
------------------------------------------------------------------------------------------------------------------------
Air New Zealand Ltd., Cl. B (Cost $394,974)                                                       145,000   $    114,780

                                                                                             FACE
                                                                                             AMOUNT(1)
========================================================================================================================
STRUCTURED INSTRUMENTS--14.3%
------------------------------------------------------------------------------------------------------------------------
Citibank, Argentine Peso Linked Nts., 10.75%, 10/30/98                                        $ 2,800,000      2,798,880
------------------------------------------------------------------------------------------------------------------------
Citibank, Greek Drachma Linked Nts., 11.30%, 11/30/98                                           1,400,000      1,405,040
------------------------------------------------------------------------------------------------------------------------
Deutsche Morgan Grenfell, GKO Linked Nts.,
Zero Coupon, 5/19/99(7) (11) (RUR)                                                             14,515,000        181,154
------------------------------------------------------------------------------------------------------------------------
Hong Kong & Shanghai Banking Corp. Linked Receipt Nts.,
Linked to the Korean Exchange Bank Floating Rate Nts.
due 12/23/29, Zero Coupon, 13.25%, 12/28/99(6)                                                  2,900,000      2,431,650
------------------------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc., Turkish Lira Linked Nts., 84%, 10/2/98                                 7,200,000      7,200,684
------------------------------------------------------------------------------------------------------------------------
Korea Development Bank, Industrial Bank Finance Linked Nts.,
Zero Coupon, 11.50%, 3/5/99(6)(7)                                                               1,350,000      1,352,025
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
Argentine Peso Linked Nts., 15%, 10/23/98                                                       2,820,881      2,824,040
Russian S-Account Credit Linked Nts., Zero Coupon, 1/20/99(7) (11)(RUR)                        11,515,000        427,472
------------------------------------------------------------------------------------------------------------------------
Standard Chartered Bank:
Chinese Renminbi Currency Linked Nts.:
9.50%, 11/5/98                                                                                  2,820,000      2,820,000
10%, 11/4/98                                                                                    2,820,000      2,814,642
New Taiwan Dollar/Japanese Yen Linked Nts., 23.50%, 10/2/98                                     1,405,000      1,370,718
Philippines Peso/Japanese Yen Linked Nts.:
20.25%, 11/9/98                                                                                 1,420,000      1,311,370
22.20%, 10/13/98                                                                                  487,000        448,965
22.25%, 10/13/98                                                                                1,705,000      1,576,955
22.70%, 10/21/98                                                                                  610,000        563,579
22.83%, 1/19/99                                                                                 1,410,000      1,299,597
Thai Baht/Japanese Yen Linked Nts.:
21.70%, 11/9/98                                                                                 1,400,000      1,372,420
23.80%, 11/4/98                                                                                 1,400,000      1,396,780
27.30%, 11/13/98                                                                                1,400,000      1,402,100
                                                                                                            ------------
Total Structured Instruments (Cost $37,531,109)                                                               34,998,071





                    19  Oppenheimer International Bond Fund

                                                                                                                    MARKET VALUE
                                                          DATE         STRIKE                    CONTRACTS          SEE NOTE 1
================================================================================================================================
CALL OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------------------------------------------------------
British Pound Sterling/German Mark Call Opt.              10/98         2.899(GBP/DEM)               3,955,000      $     93,065
--------------------------------------------------------------------------------------------------------------------------------
Russia (Government of) Principal Loan
Debs., Series 24 yr.:
6.625%, 12/15/20 Call Opt.                                11/98        22.000%                           2,810                --
6.625%, 12/15/20 Call Opt.                                11/98        33.500                            2,820                --
6.625%, 12/15/20 Call Opt.                                11/98        38.875                            5,630                --
                                                                                                                    ------------
Total Call Options Purchased (Cost $529,900)                                                                              93,065


================================================================================================================================
PUT OPTIONS PURCHASED--0.9%
--------------------------------------------------------------------------------------------------------------------------------
Brazilian Real Put Opt.                                   12/98          1.24(BRR)                   2,810,000           153,426
--------------------------------------------------------------------------------------------------------------------------------
Brazilian Real Put Opt.                                    4/99         1.285(BRR)                   5,360,000           793,548
--------------------------------------------------------------------------------------------------------------------------------
British Pound Sterling/German Mark Put Opt.               11/98          2.80(GBP/DEM)               3,335,000            86,710
--------------------------------------------------------------------------------------------------------------------------------
Hong Kong Dollar Put Opt.                                  3/99          7.96(HKD)                  44,714,000            92,683
--------------------------------------------------------------------------------------------------------------------------------
Japanese Yen Put Opt.                                     12/98           137(JPY)               1,918,000,000           501,883
--------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index Futures,
11/98 Put Opt.                                            11/98        $1,025                               35           456,750
                                                                                                                    ------------
Total Put Options Purchased (Cost $1,209,979)                                                                          2,085,000

                                                                                                 FACE
                                                                                                 AMOUNT (1)
================================================================================================================================
REPURCHASE AGREEMENTS--12.8%
--------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan Securities, Inc., 5.40%, dated
9/30/98, to be repurchased at $31,304,695 on 10/1/98, collateralized by
U.S. Treasury Bonds, 6.25%-10.625%, 8/15/15-8/15/25, with a value of $29,743,076, and U.S. Treasury Nts., 5.625%, 5/15/08, with a value
of $2,487,117 (Cost $31,300,000)                                                                   $31,300,000        31,300,000
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $271,872,071)                                                           98.0%      240,210,069
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                            2.0         4,827,997
                                                                                                   -----------      ------------
NET ASSETS                                                                                               100.0%     $245,038,066
                                                                                                   ===========      ============






                    20  Oppenheimer International Bond Fund

-------------------------------------------------------------------------------
1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP--Argentine Peso                    ITL--Italian Lira
BRR--Brazilian Real                    JPY--Japanese Yen
CAD--Canadian Dollar                   NOK--Norwegian Krone
DEM--German Mark                       NZD--New Zealand Dollar
DKK--Danish Krone                      PLZ--Polish Zloty
ESP--Spanish Peseta                    RUR--Russian Ruble
FRF--French Franc                      TRL--Turkish Lira
GBP--British Pound Sterling            XEU--European Currency Units
HKD--Hong Kong Dollar                  ZAR--South African Rand
IDR--Indonesian Rupiah

2. Represents the current interest rate for a variable rate security.

3. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,938,368 or 4.06% of the Fund's net assets as of September 30, 1998.

5. Represents the current interest rate for an increasing rate security.

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

8. Securities with an aggregate market value of $1,917,488 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

9. A sufficient amount of liquid assets has been designated to cover outstanding options, as follows:

                                    CONTRACTS/FACE         EXPIRATION   EXERCISE             PREMIUM       MARKET VALUE
                                    SUBJECT TO CALL/PUT    DATE         PRICE                RECEIVED      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
Brazilian Real Call Option               5,360,000           4/6/99       1.218(BRR)         $ 58,960        $   47,972
-----------------------------------------------------------------------------------------------------------------------
Brazilian Real Put Option                5,360,000           4/6/99       1.414(BRR)          122,207           644,004
-----------------------------------------------------------------------------------------------------------------------
British Pound Sterling Call Option       3,290,000         12/30/98       0.589(GBP)           83,895            85,540
-----------------------------------------------------------------------------------------------------------------------
British Pound Sterling/German
Mark Call Option                         3,955,000          10/1/98        2.92(GBP/DEM)       49,975                --
-----------------------------------------------------------------------------------------------------------------------
British Pound Sterling/German
Mark Call Option                         3,335,000         11/13/98        2.90(GBP/DEM)       34,418            35,685
-----------------------------------------------------------------------------------------------------------------------
Japanese Yen Call Option             1,767,500,000         12/18/98      126.25(JPY)          177,100           167,647
-----------------------------------------------------------------------------------------------------------------------
Japanese Yen Put Option              2,100,000,000         12/18/98      150.00(JPY)           53,899            88,683
-----------------------------------------------------------------------------------------------------------------------
Russia (Government of) Principal
Loan Debs., Series 24 yr., 6.625%,
12/15/20 Put Option                         $2,820          11/9/98       29.50%              142,410           657,060
                                                                                             --------        ----------
                                                                                             $722,864        $1,726,591
                                                                                             ========        ==========


10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

11. Non-income producing--issuer is in default.

See accompanying Notes to Financial Statements.





                    21  Oppenheimer International Bond Fund

STATEMENT OF ASSETS AND LIABILITIES  September 30, 1998

==========================================================================================================
ASSETS
Investments, at value (cost $271,872,071)--see accompanying statement                         $240,210,069
----------------------------------------------------------------------------------------------------------
Cash                                                                                             2,390,066
----------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency exchange contracts--Note 5                     640,820
----------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                23,975,521
Interest and principal paydowns                                                                  4,521,014
Shares of beneficial interest sold                                                               1,274,547
Closed forward foreign currency exchange contracts                                                 369,355
Daily variation on futures contracts--Note 6                                                        39,994
----------------------------------------------------------------------------------------------------------
Deferred organization costs--Note 1                                                                  5,228
----------------------------------------------------------------------------------------------------------
Other                                                                                               13,310
                                                                                               -----------
Total assets                                                                                   273,439,924


==========================================================================================================
LIABILITIES
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                                         772,323
----------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $722,864)--see
accompanying statement--Note 7                                                                   1,726,591
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                           23,485,950
Dividends                                                                                        1,000,278
Closed forward foreign currency exchange contracts                                                 704,299
Shares of beneficial interest redeemed                                                             379,518
Distribution and service plan fees                                                                 162,999
Transfer and shareholder servicing agent fees                                                       51,702
Shareholder reports                                                                                 49,358
Other                                                                                               68,840
                                                                                                ----------
Total liabilities                                                                               28,401,858


==========================================================================================================
NET ASSETS                                                                                    $245,038,066
                                                                                              ============

==========================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                               $306,789,887
----------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                              1,061,401
----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                                  (30,686,813)
----------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                       (32,126,409)
                                                                                              ------------
Net assets                                                                                    $245,038,066
                                                                                              ============






                    22  Oppenheimer International Bond Fund

=============================================================================================================
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$97,404,045 and 22,544,112 shares of beneficial interest outstanding)                                   $4.32
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                                $4.54

-------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $119,997,680
and 27,840,326 shares of beneficial interest outstanding)                                               $4.31

-------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,636,341
and 6,414,811 shares of beneficial interest outstanding)                                                $4.31

See accompanying Notes to Financial Statements.





                    23  Oppenheimer International Bond Fund

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1998

==========================================================================================================
INVESTMENT INCOME
Interest (net of foreign withholding taxes of $703,296)                                       $ 32,824,616
----------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $5,114)                                              23,038
                                                                                                ----------
Total income                                                                                    32,847,654

==========================================================================================================
EXPENSES
Management fees--Note 4                                                                          1,978,423
----------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                            261,481
Class B                                                                                          1,287,968
Class C                                                                                            293,391
----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                              390,395
----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                        122,264
----------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                109,437
----------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                         17,617
----------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                        12,579
----------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                          2,216
----------------------------------------------------------------------------------------------------------
Other                                                                                               26,308
                                                                                                ----------
Total expenses                                                                                   4,502,079

==========================================================================================================
NET INVESTMENT INCOME                                                                           28,345,575

==========================================================================================================
REALIZED AND UNREALIZED LOSS
Net realized loss on:
Investments                                                                                    (20,968,555)
Closing of futures contracts                                                                    (1,301,855)
Foreign currency transactions                                                                   (9,802,511)
                                                                                                ----------
Net realized loss                                                                              (32,072,921)

----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                    (31,094,487)
Translation of assets and liabilities denominated in foreign currencies                         (2,298,928)
                                                                                                ----------
Net change                                                                                     (33,393,415)
                                                                                                ----------
Net realized and unrealized loss                                                               (65,466,336)

==========================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $(37,120,761)
                                                                                              ============

See accompanying Notes to Financial Statements.





                    24  Oppenheimer International Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                    YEAR ENDED ENDED SEPTEMBER 30,
                                                                    1998                  1997
======================================================================================================
OPERATIONS
Net investment income                                                $ 28,345,575         $ 17,455,425
------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                              (32,072,921)           2,229,190
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                 (33,393,415)            (660,295)
                                                                     ------------         ------------
Net increase (decrease) in net assets resulting from operations       (37,120,761)          19,024,320

======================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                               (11,278,509)          (8,439,637)
Class B                                                               (12,501,126)          (7,638,040)
Class C                                                                (2,851,020)          (1,735,744)
------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                  (464,690)            (703,789)
Class B                                                                  (544,637)            (644,945)
Class C                                                                  (123,007)            (147,671)

======================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                                 8,857,621           62,811,767
Class B                                                                28,481,664           77,812,810
Class C                                                                 6,178,227           18,447,362

======================================================================================================
NET ASSETS
Total increase (decrease)                                             (21,366,238)         158,786,433
------------------------------------------------------------------------------------------------------
Beginning of period                                                   266,404,304          107,617,871
                                                                  ---------------         ------------
End of period (including undistributed net investment
income of $1,061,401 for the period ended 9/30/98)                   $245,038,066         $266,404,304
                                                                  ===============         ============

See accompanying Notes to Financial Statements.





                    25  Oppenheimer International Bond Fund

FINANCIAL HIGHLIGHTS

                                                             CLASS A
                                                             ------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                                             1998            1997                  1996           1995(1)
=========================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                             $5.51           $5.49               $5.10          $5.00
-------------------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
Net investment income                                              .56             .52                 .52            .15
Net realized and unrealized gain (loss)                          (1.20)            .08                 .40            .10
                                                                 -----           -----               -----          -----
Total income (loss) from investment operations                    (.64)            .60                 .92            .25

-------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income              (.53)           (.53)               (.53)          (.15)
Distributions from net realized gain                              (.02)           (.05)                 --             --
                                                                 -----           -----               -----          -----

Total dividends and distributions to shareholders                 (.55)           (.58)               (.53)          (.15)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $4.32           $5.51               $5.49          $5.10
                                                                 =====           =====               =====          =====

=========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                             (12.50)%         11.33%              18.82%          5.13%

=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $ 97,404        $114,847             $52,128         $3,984
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $108,264        $ 89,112             $19,817         $2,566
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                            11.09%           9.24%               9.60%          9.94%(3)
Expenses, before voluntary reimbursement
by the Manager                                                    1.24%           1.28%               1.59%          1.59%(3)
Expenses, net of voluntary reimbursement
by the Manager                                                     N/A             N/A                1.49%          0.41%(3)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                       446.1%          280.1%              273.3%         122.0%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.





                    26  Oppenheimer International Bond Fund

CLASS B                                                                   CLASS C
------------------------------------------------                          -----------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                  YEAR ENDED SEPTEMBER 30,
1998          1997           1996         1995(1)                         1998             1997        1996         1995(1)
=========================================================================================================================

   $5.50         $5.48         $5.10       $5.00                            $5.50            $5.48       $5.09      $5.00
-------------------------------------------------------------------------------------------------------------------------

     .52           .48           .48         .14                              .52              .48         .48        .14
   (1.20)          .07           .39         .10                            (1.20)             .07         .39        .09
   -----         -----         -----       -----                            -----            -----       -----      -----
    (.68)          .55           .87         .24                             (.68)             .55         .87        .23
-------------------------------------------------------------------------------------------------------------------------

    (.49)         (.48)         (.49)       (.14)                            (.49)            (.48)       (.48)      (.14)
    (.02)         (.05)           --          --                             (.02)            (.05)         --         --
   -----         -----         -----       -----                            -----            -----       -----      -----

    (.51)         (.53)         (.49)       (.14)                            (.51)            (.53)       (.48)      (.14)
-------------------------------------------------------------------------------------------------------------------------
   $4.31         $5.50         $5.48       $5.10                            $4.31            $5.50       $5.48      $5.09
   =====         =====         =====       =====                            =====            =====       =====      =====

=========================================================================================================================
  (13.16)%       10.52%        17.71%       4.92%                          (13.16)%          10.52%      17.92%      4.73%

=========================================================================================================================

$119,998      $122,874       $45,207      $3,238                          $27,636          $28,684     $10,282      $ 201
-------------------------------------------------------------------------------------------------------------------------
$128,789      $ 87,557       $17,891      $1,125                          $29,336          $19,883     $ 4,039      $  97
-------------------------------------------------------------------------------------------------------------------------

   10.33%         8.57%         8.81%       9.20%(3)                        10.33%            8.62%       8.76%      9.36%(3)

    2.00%         2.04%         2.36%       2.21%(3)                         2.00%            2.04%       2.36%      2.26%(3)

    N/A           N/A           2.26%       0.89%(3)                         N/A              N/A         2.25%      0.85%(3)
-------------------------------------------------------------------------------------------------------------------------
   446.1%        280.1%        273.3%      122.0%                           446.1%           280.1%      273.3%     122.0%

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998 were $866,084,106 and $851,580,023, respectively.

See accompanying Notes to Financial Statements.





                    27  Oppenheimer International Bond Fund

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust with a single series of the same name. The Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return primarily from foreign debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.





                    28  Oppenheimer International Bond Fund

===============================================================================
STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whereby the market value and redemption price are linked to foreign currency exchange rates. The Fund also invests in index-linked notes whereby the principal and/or interest payment depend on one or more market indices. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the year ended September 30, 1998, the market value of these securities comprised an average of 12% of the Fund's net assets, and resulted in realized and unrealized losses of $15,519,664.

-------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 1998, securities with an aggregate market value of $1,167,322 representing 0.48% of the Fund's net assets, were in default.

-------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

           The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.





                    29  Oppenheimer International Bond Fund

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of September 30, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $2,105,000 expiring in 2006.

-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

-------------------------------------------------------------------------------
ORGANIZATION COSTS. The Manager advanced $14,488 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

           The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $9,868, a decrease in undistributed net investment income of $653,519, and a decrease in accumulated net realized loss on investments of $663,387.





                    30  Oppenheimer International Bond Fund

===============================================================================
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             YEAR ENDED SEPTEMBER 30, 1998                  YEAR ENDED SEPTEMBER 30, 1997
                             -----------------------------                  ------------------------------
                             SHARES           AMOUNT                        SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Class A:
Sold                          11,871,238      $ 60,193,894                  18,015,830        $ 99,555,234
Dividends and
distributions reinvested       1,567,641         7,767,951                   1,145,316           6,327,582
Redeemed                     (11,744,939)      (59,104,224)                 (7,805,542)        (43,071,049)
                             -----------      ------------                  ----------        ------------
Net increase                   1,693,940      $  8,857,621                  11,355,604        $ 62,811,767
                             ===========      ============                  ==========        ============

----------------------------------------------------------------------------------------------------------
Class B:
Sold                          12,461,105      $ 62,756,778                  18,551,946        $102,345,548
Dividends and
distributions reinvested       1,334,005         6,596,728                     868,156           4,783,353
Redeemed                      (8,302,252)      (40,871,842)                 (5,318,785)        (29,316,091)
                             -----------      ------------                  ----------        ------------
Net increase                   5,492,858      $ 28,481,664                  14,101,317        $ 77,812,810
                             ===========      ============                  ==========        ============

----------------------------------------------------------------------------------------------------------
Class C:
Sold                           3,210,030      $ 16,168,643                   4,180,150        $ 23,070,240
Dividends and
distributions reinvested         387,861         1,917,981                     235,688           1,298,290
Redeemed                      (2,401,923)      (11,908,397)                 (1,073,077)         (5,921,168)
                             -----------      ------------                  ----------        ------------
Net increase                   1,195,968      $  6,178,227                   3,342,761        $ 18,447,362
                             ===========      ============                  ==========        ============





                    31  Oppenheimer International Bond Fund

===============================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of September 30, 1998, net unrealized depreciation on investments and options written of $32,665,730 was composed of gross appreciation of $6,507,875, and gross depreciation of $39,173,605.

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 1998 was 0.74% of average annual net assets for Class A, Class B and Class C shares.

        For the year ended September 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $758,818, of which $197,195 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,036,881 and $145,913, respectively, of which $51,677 and $1,297, respectively, was paid to an affiliated broker/dealer for Class B and Class C shares. During the year ended September 30, 1998, OFDI received contingent deferred sales charges of $459,667 and $18,589, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.





                    32  Oppenheimer International Bond Fund

===============================================================================
The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1998, OFDI paid $17,549 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

        The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $5,333 and $1,830, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $1,121,715 and $193,024, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $5,581,385 for Class B and $492,685 for Class C.

===============================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

        The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.





                    33  Oppenheimer International Bond Fund

===============================================================================
5. FORWARD CONTRACTS (CONTINUED)

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

        Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of September 30, 1998, the Fund had outstanding forward contracts as follows:

                                                               VALUATION
                                              CONTRACT         AS OF
                               EXPIRATION     AMOUNT           SEPTEMBER       UNREALIZED          UNREALIZED
                               DATES          (000'S)          30, 1998        APPRECIATION        DEPRECIATION
---------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
Danish Krone (DKK)              10/1/98       17,932 DKK       $ 2,821,716     $  7,525              $     --
German Mark (DEM)              10/26/98-
                               11/17/98       17,504 DEM        10,518,903      494,287                    --
Polish Zloty (PLZ)              10/1/98        4,153 PLZ         1,162,202           --                 3,597
                                                                               --------              --------
                                                                                501,812                 3,597
                                                                               --------              --------
CONTRACTS TO SELL
-----------------
Brazilian Real (BRR)           11/16/98-
                                 3/4/99       11,522 BRR         8,648,209           --               388,118
Canadian Dollar (CAD)           10/5/98        8,460 CAD         5,533,692       53,222                    --
German Mark (DEM)               10/1/98-
                               11/24/98        5,243 DEM         3,137,637           --                30,460
Hungary Forints (HUF)           10/1/98      294,600 HUF         1,347,668           --                 6,137
New Zealand Dollar (NZD)        10/5/98        5,505 NZD         2,758,097       85,786                    --
Norwegian Krone (NOK)          10/26/98       47,830 NOK         6,449,322           --               267,419
South African Rand (ZAR)        10/5/98        6,610 ZAR         1,121,487           --                76,592
                                                                               --------              --------
                                                                                139,008               768,726
                                                                               --------              --------
Total Unrealized Appreciation and Depreciation                                 $640,820              $772,323
                                                                               ========              ========





                    34  Oppenheimer International Bond Fund

===============================================================================
6. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

           The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

           Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

           Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

           Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 1998, the Fund had outstanding futures contracts as follows:

                                             NUMBER OF    VALUATION AS OF        UNREALIZED
                           EXPIRATION DATE   CONTRACTS    SEPTEMBER 30, 1998     DEPRECIATION
---------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
German Mark                12/98             79           $5,937,838             $398,950
United Kingdom Gilt        12/98              8            1,576,638               52,478
                                                                                 --------
                                                                                 $451,428
                                                                                 ========





                    35  Oppenheimer International Bond Fund

===============================================================================
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

           The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

           Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

           Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

           The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 1998, was as follows:

                              CALL OPTIONS                              PUT OPTIONS
                              -------------------------------           ------------------------------
                              NUMBER OF         AMOUNT OF               NUMBER OF          AMOUNT OF
                              OPTIONS           PREMIUMS                OPTIONS            PREMIUMS
------------------------------------------------------------------------------------------------------
Options outstanding as of
September 30, 1997                29,590,450    $   208,406                  42,960,000    $    79,011
Options written                8,085,760,845      1,815,995               7,318,836,969      2,277,972
Options closed or expired     (6,326,339,235)    (1,408,071)             (2,455,369,149)    (1,692,828)
Options exercised                 (5,572,060)      (211,982)             (2,801,065,000)      (345,639)
                              --------------    -----------             ---------------    -----------
Options outstanding as of
September 30, 1998             1,783,440,000    $   404,348               2,105,362,820    $   318,516
                              ==============    ===========             ===============    ===========






                    36  Oppenheimer International Bond Fund

===============================================================================
8. ILLIQUID AND RESTRICTED SECURITIES

As of September 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1998, was $16,108,413 which represents 6.57% of the Fund's net assets.

===============================================================================
9. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

           The Fund had no borrowings outstanding during the year ended September 30, 1998.





                    37  Oppenheimer International Bond Fund

INDEPENDENT AUDITORS' REPORT

===============================================================================
The Board of Trustees and Shareholders of
Oppenheimer International Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Bond Fund as of September 30, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended September 30, 1998 and 1997, and the financial highlights for the period June 15, 1995, to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund at September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Denver, Colorado
October 28, 1998





                    38  Oppenheimer International Bond Fund

FEDERAL INCOME TAX INFORMATION  (Unaudited)

===============================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

           Distributions of $0.0664, $0.0631 and $0.0631 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 31, 1997, of which, for each class of shares, $0.0036 was designated as a capital gain distribution in the "28% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

           None of the dividends paid by the Fund during the fiscal year ended September 30, 1998, are eligible for the corporate dividend-received deduction.

           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.





                    39  Oppenheimer International Bond Fund

OPPENHEIMER INTERNATIONAL BOND FUND

A Series of Oppenheimer International Bond Fund

=========================================================================================================
OFFICERS AND TRUSTEES        James C. Swain, Chairman and Chief Executive Officer
                             Bridget A. Macaskill, Trustee and President
                             Robert G. Avis, Trustee
                             William A. Baker, Trustee
                             Charles Conrad, Jr., Trustee
                             Jon S. Fossel, Trustee
                             Sam Freedman, Trustee
                             Raymond J. Kalinowski, Trustee
                             C. Howard Kast, Trustee
                             Robert M. Kirchner, Trustee
                             Ned M. Steel, Trustee
                             George C. Bowen, Trustee, Vice President, Treasurer
                               and Assistant Secretary
                             Andrew J. Donohue, Vice President and Secretary
                             Ashwin Vasan, Vice President
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer
                             Robert G. Zack, Assistant Secretary

=========================================================================================================
INVESTMENT ADVISOR           OppenheimerFunds, Inc.

=========================================================================================================
DISTRIBUTOR                  OppenheimerFunds Distributor, Inc.

=========================================================================================================
TRANSFER AND SHAREHOLDER     OppenheimerFunds Services
SERVICING AGENT

=========================================================================================================
CUSTODIAN OF                 The Bank of New York
PORTFOLIO SECURITIES

=========================================================================================================
INDEPENDENT AUDITORS         Deloitte & Touche LLP

=========================================================================================================
LEGAL COUNSEL                Myer, Swanson, Adams & Wolf, P.C.

                             This is a copy of a report to shareholders of Oppenheimer International Bond
                             Fund. This report must be preceded or accompanied by a Prospectus of
                             Oppenheimer International Bond Fund. For material information concerning the
                             Fund, see the Prospectus.
                             Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.





                    40  Oppenheimer International Bond Fund

OPPENHEIMERFUNDS FAMILY

=========================================================================================================
REAL ASSET FUNDS
---------------------------------------------------------------------------------------------------------
Real Asset Fund                  Gold & Special Minerals Fund

=========================================================================================================
GLOBAL STOCK FUNDS
---------------------------------------------------------------------------------------------------------
Developing Markets Fund          International Growth Fund             Quest Global Value Fund
International Small              Global Fund                           Global Growth &Income Fund
Company Fund

=========================================================================================================
STOCK FUNDS
---------------------------------------------------------------------------------------------------------
Enterprise Fund                  MidCap Fund                           Growth Fund
Discovery Fund                   Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund       Quest Capital Value Fund              Quest Value Fund

=========================================================================================================
STOCK & BOND FUNDS
---------------------------------------------------------------------------------------------------------
Main Street Income &             Total Return Fund                     Disciplined Allocation Fund
Growth Fund                      Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                Value Fund(1)                         Convertible Securities Fund(2)
Value Fund                       Equity Income Fund

=========================================================================================================
TAXABLE BOND FUNDS
---------------------------------------------------------------------------------------------------------
International Bond Fund          Champion Income Fund                  U.S. Government Trust
World Bond Fund                  Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                  Bond Fund

=========================================================================================================
MUNICIPAL BOND FUNDS
---------------------------------------------------------------------------------------------------------
California Municipal Fund(3)     Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)        Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)     Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)       Intermediate Municipal Fund           Municipal Fund

=========================================================================================================
MONEY MARKET FUNDS(4)
---------------------------------------------------------------------------------------------------------
Money Market Fund                Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.





                    41  Oppenheimer International Bond Fund

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
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[OPPENHEIMERFUNDS LOGO]

RA0880.001.0998  November 27, 1998